BP Capital TwinLine Energy Fund
BP Capital TwinLine MLP Fund

Supplement dated June 2, 2015 to the Statement of Additional Information (“SAI”)
dated February 27, 2015

Effective immediately, the third paragraph of the section titled, “Portfolio Holdings Information” on page B-30 of the SAI has been revised to read as follows:

Disclosure of each Fund’s complete portfolio holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  Each Fund’s holdings will remain posted on the website until next updated by required regulatory filings with the SEC.  The Funds may provide separately to any person, including rating and ranking organizations such as Lipper and Morningstar, each Fund’s holdings commencing the day after the information is first published on the Funds’ website.  In addition, a Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

Please retain this Supplement with the SAI.